Rule 497 (e)
                                                      Registration No. 333-43587
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PAX WORLD MONEY                              600 FIFTH AVENUE,NEW YORK, NY 10020
MARKET FUND, INC.                            (212) 830-5345
                                             (800) 433-1918 (TOLL FREE)

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                          SUPPLEMENT DATED JULY 6, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 31, 2007

The third paragraph under section V. Investment Advisory and Other Services has been deleted and replaced with the following:

The Sub-Adviser is an indirect subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.) which owns, in addition to the Sub-Adviser, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large French financial services entities:
Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis, CNCE and BFBP (the "Affiliated Owners") each owns, directly or indirectly, other investment advisers established in various jurisdictions. Natixis Global Asset Management, L.P., which owns Applicant and is indirectly owned by the Affiliated Owners, is the direct and indirect owner of various investment advisers.